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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 1997


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                        SEQUESTER HOLDINGS, INCORPORATED
             (Exact name of registrant as specified in its charter)


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
         NEVADA                          33-06827LA              95-4532103
(State or other jurisdiction             (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)


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                         2835 TOWNSGATE ROAD, SUITE 110

                       WESTLAKE VILLAGE, CALIFORNIA 91361

               (Address of principal executive offices) (Zip Code)


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                                 (805) 494-6687
                         (Registrant's telephone number,
                              including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS.

         By letter dated October 28, 1997, Wellington Ewen resigned as an officer and director of the Company for personal reasons effective as of October 31, 1997. There were no disagreements between the Company and Wellington Ewen on any matter relating to the Registrant's operations, policies or practices.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

EXHIBIT NUMBER    EXHIBIT

      17.1                 Letter on Director Resignation


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SEQUESTER HOLDINGS, INCORPORATED



Date:  October 31, 1997                        By: /s/ Steve K. Karsh
                                                  ---------------------------
                                                   Steve K. Karsh
                                                   President,
                                                   Secretary and Director




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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
-------           -------
  17.1            Letter on Director Resignation